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                                                                   EXHIBIT 10.81


                                 FIRST AMENDMENT
                                       to
                           SEVERANCE PAYMENT AGREEMENT


         This FIRST AMENDMENT dated as of February 28, 1997 to the SEVERANCE PAYMENT AGREEMENT dated as of March 1, 1992 (the "Severance Agreement"), by and between PIEDMONT MINING COMPANY, INC., a Charlotte, North Carolina corporation with its principal executive offices at Charlotte, North Carolina (the "Company"), and Earl M. Jones, an individual residing at Knoxville, Tennessee (the "Executive").

                              STATEMENT OF PURPOSE

         The Executive is a valued key employee of the Company whose present and future contributions to the success and growth of the Company are significant. The Company believes that it is in the best interest of it and its shareholders to amend the Severance Agreement to extend the term of the Severance Agreement.

         NOW, THEREFORE, the Company and the Executive hereby agree as follows:

         1. Extension of Agreement. The Company and the Executive hereby acknowledge and agree that Section 3(b)(1) of the Severance Agreement is hereby amended by changing the expiration date referenced in the first line of such subsection to the tenth anniversary of the date of the Severance Agreement.

         2. References. Each reference in the Severance Agreement to the terms "this Agreement", "herein", "hereof", "hereunder" and other similar terms referring to the Severance Agreement are hereby deemed to be a reference to the Severance Agreement as previously amended as amended hereby.

         3. Ratification; Confirmation. Except as amended hereby, all the terms and conditions of the Severance Agreement shall remain in full force and effect, and are hereby ratified and confirmed in all respects.

         4. Counterparts. This First Amendment may be executed in any one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same agreement.



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         IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed and delivered as of the day and year first above set forth.

                                   PIEDMONT MINING COMPANY, INC.
[CORPORATE SEAL]

                                   By:    /s/ Robert M. Shields, Jr.
                                          ---------------------------
                                   Name:  Robert M. Shields, Jr.
                                   Title: Chief Executive Officer
                                          and Treasurer



                                   /s/ Earl M. Jones
                                   ----------------------------------
                                   Earl M. Jones


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